UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 19, 2005

APPLIED IMAGING CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-21371	77-0120490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Baytech Drive

San Jose, California 95134

(Address of principal executive offices, including zip code)

(408) 719-6400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 19, 2005, the Nasdaq Listing Qualifications Panel notified the Company that in rendering a determination regarding the Company’s continued listing on the Nasdaq SmallCap Market, it is will consider the Company’s delinquency in its filing of its annual report on Form 10-K for the fiscal year ended December 31, 2004 with the Securities and Exchange Commission. The Company intends to make a written submission to the Nasdaq Listing Qualifications Panel with respect to this issue in support of its continued listing on the Nasdaq SmallCap Market.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED IMAGING CORP.

By:	/s/ Robin Stracey
Robin Stracey President & Chief Executive Officer

Date: April 25, 2005

3